Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                 Press Contact:

Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q1 FISCAL YEAR 2013 FINANCIAL RESULTS
Revenue of $130.2 Million
GAAP Gross Margin of 55.7%; Non-GAAP Gross Margin 59.2%
GAAP EPS from Continuing Ops of $0.00; Non-GAAP EPS from Continuing Ops of $0.08

SAN JOSE, Calif., Jul. 30, 2012 - Integrated Device Technology, Inc. (IDT® or the Company) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal first quarter ended July 1, 2012.
“Strong sequential revenue growth, combined with better than expected gross margins, drove improved top and bottom line results for the fiscal first quarter,” said Dr. Ted Tewksbury, president and CEO of IDT. “Our Q1 results reflect improving trends primarily in our communications infrastructure and consumer end markets, and our stronger than anticipated gross margins resulting from favorable product mix enabled us to deliver EPS that was $0.02 better than our prior projections.”
“Our recently announced transactions complete our acquisition strategy to deliver system-level analog and digital solutions for communications infrastructure and enterprise computing. With our strategic repositioning now complete, our attention is focused on growing revenue, optimizing our cost structure to meet our previously stated operating margin targets, and delivering superior financial returns to shareholders.”

Recent Highlights
IDT recently announced:

•
It has acquired NXP's high-speed data converter assets and Alvand Technologies, a leading analog IP company specializing in data converters. The Company can now offer its customers a one-stop shop for wireless base stations, including radio frequency (RF) components, analog-to-digital converters (ADCs), digital-to-analog converters (DACs), Serial RapidIO® switches and bridges, high-performance timing devices, data compression IP, and power management ICs.

•
The world's first CrystalFree™ piezoelectric MEMS (pMEMS™) oscillators for high-performance communications, consumer, cloud, and industrial applications. These new oscillators operate with very low phase jitter in compact industry-standard packaging, making them an ideal replacement for traditional crystal oscillators.

•
The industry's lowest-power low-distortion diversity mixer for 4G wireless base stations. A member of IDT's Zero-Distortion™ family, the new device reduces distortion while simultaneously reducing power consumption in Long Term Evolution (LTE) and time-division duplexing (TDD) wireless communication architectures.

•
Its single-chip wireless power transmitter solution has received full "Qi" certification by the Wireless Power Consortium (WPC). This certification ensures interoperability with any other device meeting the WPC Qi standard, providing charging station manufacturers the confidence to design with IDT's solution for applications requiring Qi compliance.

•	It received the Semiconductor of the Year Award for Excellence from Semiconductor Industry News for its innovative wireless power transmitter and receiver solutions.

•
It has been included in "The Bay Area News Top Workplaces" list published by The Bay Area News Group. The Silicon Valley/San Jose Business Journal also recently recognized IDT on its list of the "Top 100 Public Companies in Silicon Valley."

The following highlights the Company's financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses, which are excluded from non-GAAP results based on management's determination that they are not directly reflective of ongoing operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•	Revenue from continuing operations for the fiscal first quarter of 2013 was $130.2 million, compared with $149.3 million reported in the same period one year ago.

•
GAAP net income from continuing operations for the fiscal first quarter of 2013 was $0.5 million, or $0.00 per diluted share, versus GAAP net income of $12.8 million or $0.08 per diluted share in the same period one year ago. Fiscal first quarter 2013 GAAP results include $7.8 million in benefits from tax effects, life insurance proceeds and net impact of deferred compensation plan, $12.5 million in acquisition and restructuring related charges, $3.1 million in stock-based compensation and $2.6 million in expenses related to stockholder activities.

•
Non-GAAP net income from continuing operations for the fiscal first quarter of 2013 was $11.0 million or $0.08 per diluted share, compared with non-GAAP net income from continuing operations of $23.8 million or $0.16 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal first quarter of 2013 was $72.5 million, or 55.7 percent, compared with GAAP gross profit of $79.4 million, or 53.2 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal first quarter of 2013 was $77.0 million, or 59.2 percent, compared with non-GAAP gross profit of $86.1 million, or 57.7 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal first quarter of 2013 was $41.5 million, compared with GAAP R&D expense of $39.8 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal first quarter of 2013 was $39.7 million, compared with non-GAAP R&D of $37.3 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal first quarter of 2013 was $36.4 million, compared with GAAP SG&A expense of $25.9 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal first quarter of 2013 was $24.6 million, compared with non-GAAP SG&A expense of $23.6 million in the same period one year ago.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on July 30, 2012. The webcast replay will be available after 5 p.m. Pacific time on July 30, 2012.
Investors can also listen to the live call at 1:30 p.m. Pacific time on July 30, 2012 by calling (800) 230-1059 or (612) 234-9959. The conference call replay will be available after 5 p.m. Pacific time on July 30, 2012 through 11:59 p.m. Pacific time on August 6, 2012 at (800) 475-6701 or (320) 365-3844. The access code is 253328.

About IDT
Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers' applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Additional Information
These materials are for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer with respect to the acquisition of PLX Technology will only be made through the prospectus, which is part of the registration statement on Form S-4, which contains an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer, as well as the Tender Offer Statement on Schedule TO, (collectively, and as amended and supplemented from time to time, the “Exchange Offer Materials”), each initially filed with the U.S. Securities and Exchange Commission (the “SEC”) by IDT on May 22, 2012. The registration statement has not yet become effective. In addition, PLX Technology filed with the SEC on May 22, 2012 a solicitation/recommendation statement on Schedule 14D-9 (as amended and supplemented from time to time, the “Schedule 14D-9”) with respect to the exchange offer. Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions because these documents contain important information relating to the exchange offer and related transactions. Investors and security holders may obtain a free copy of these documents, as filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or PLX Technology, at the SEC's website at www.sec.gov. In addition, such materials will be available from IDT or PLX Technology, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 1, 2012. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with another way management internally analyzes IDT's results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.
Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.
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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended
	July 1,	April 1,	July 3,
	2012	2012	2011 (1)
Revenues	$130,161	$119,116	$149,285
Cost of revenues	57,648	55,563	69,849
Gross profit	72,513	63,553	79,436
Operating expenses:
Research and development	41,544	41,340	39,815
Selling, general and administrative	36,412	26,429	25,929
Total operating expenses	77,956	67,769	65,744
Operating income (loss)	(5,443)	(4,216)	13,692

Other-than-temporary impairment loss on investments	—	(667)	—
Gain on sale of wafer fabrication facility	—	20,656	—
Other income (expense), net	2,000	676	44
Income (loss) from continuing operations before income taxes	(3,443)	16,449	13,736
Provision (benefit) for income taxes	(3,986)	(908)	967
Net income (loss) from continuing operations	543	17,357	12,769
Discontinued operations:
Gain from divestiture	—	—	—
Loss from discontinued operations	(4,858)	(4,605)	(7,644)
Benefit for income taxes	—	—	(29)
Net income (loss) from discontinued operations	(4,858)	(4,605)	(7,615)
Net income (loss)	$(4,315)	$12,752	$5,154

Basic net income (loss) per share continuing operations	$—	$0.12	$0.08
Basic net income (loss) per share discontinued operations	(0.03)	(0.03)	(0.05)
Basic net income (loss) per share	$(0.03)	$0.09	$0.03

Diluted net income (loss) per share continuing operations	$—	$0.12	$0.08
Diluted net income (loss) per share discontinued operations	(0.03)	(0.03)	(0.05)
Diluted net income (loss) per share	$(0.03)	$0.09	$0.03
Weighted average shares:
Basic	142,595	141,455	147,828
Diluted	143,984	143,476	151,074

1) The Company's prior period financial results have been revised to reflect an immaterial correction. During the third quarter of fiscal 2012 the Company identified errors related to its accounting for certain accrued employee retention costs and other accrued liabilities. The Company assessed the materiality of these errors individually and in the aggregate on prior periods’ financial statements in accordance with the SEC’s Staff Accounting Bulletin No. 99 (“SAB 99”), and concluded that the errors were not material to any of its prior annual or interim financial statements. As permitted by the SEC’s Staff Accounting Bulletin No. 108 (“SAB 108”), the Company elected to revise previously issued consolidated financial statements the next time they are filed. As a result of the revisions, net income for the three months ended July 3, 2011 decreased by $0.8 million.

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited)
	Three Months Ended
	July 1,	April 1,	July 3,
(In thousands, except per share data)	2012	2012	2011 (1)

GAAP net income (loss) from continuing operations	$543	$17,357	$12,769
GAAP diluted net income (loss) per share continuing operations	$—	$0.12	$0.08
Acquisition and divestiture related:
Amortization of acquisition related intangibles	4,891	4,360	4,128
Acquisition legal and consulting fees (1)	4,836	689	—
Other acquisition related costs (2)	1,800	—	—
Assets impairment (3)	(59)	(60)	(90)
Fair market value adjustment to acquired inventory sold	358	—	—
Restructuring related:
Severance and retention costs	715	1,439	1,787
Facility closure costs (4)	13	48	28
Fabrication production transfer costs (5)	—	678	1,845
Gain on sale of fabrication facility	—	(20,656)	—
Other:
Other-than-temporary impairment loss on investments (5)	—	667	—
Stock-based compensation expense	3,122	3,967	3,772
Expenses related to shareholder activities (6)	2,576	—	—
Compensation expense — deferred compensation plan (7)	(136)	819	56
Loss (gain) on deferred compensation plan securities (6)	314	(798)	(45)
Life insurance proceeds received (7)	(2,313)	—	—
Tax effects of Non-GAAP adjustments	(5,677)	(1,405)	(472)
Non-GAAP net income from continuing operations	$10,983	$7,105	$23,778
GAAP weighted average shares - diluted	143,984	143,476	151,074
Non-GAAP adjustment	1,716	1,515	1,747
Non-GAAP weighted average shares - diluted (8)	145,700	144,991	152,821
Non-GAAP diluted net income per share continuing operations	$0.08	$0.05	$0.16

GAAP gross profit	72,513	63,553	79,436
Acquisition and divestiture related:
Amortization of acquisition related intangibles	3,622	2,763	3,184
Assets impairment (3)	(59)	(60)	(90)
Fair market value adjustment to acquired inventory sold	358	—	—
Restructuring related:
Severance and retention costs	301	1,181	1,290
Facility closure costs (4)	6	4	2
Fabrication production transfer costs (5)	—	678	1,845
Other:
Compensation expense — deferred compensation plan (7)	(34)	205	12
Stock-based compensation expense	303	369	427
Non-GAAP gross profit	77,010	68,693	86,106

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP (continued)

	Three Months Ended
	April 1,	Jan. 1,	April 3,
(In thousands)	2012	2012	2011
GAAP R&D expenses:	41,544	41,340	39,815
Acquisition and divestiture related:
Acquisition legal and consulting fees (1)	—	—	—
Restructuring related:
Restructuring related:	(340)	(246)	(477)
Facility closure costs (4)	(4)	(6)	(15)
Other:
Compensation expense — deferred compensation plan (7)	82	(495)	(37)
Stock-based compensation expense	(1,542)	(2,073)	(1,999)
Non-GAAP R&D expenses	39,740	38,520	37,287

GAAP SG&A expenses:	36,412	26,429	25,929
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(1,269)	(1,597)	(944)
Acquisition legal and consulting fees (1)	(4,836)	(689)	—
Other acquisition related costs (2)	(1,800)	—	—
Restructuring related:
Severance and retention costs	(74)	(12)	(20)
Facility closure costs (4)	(3)	(38)	(11)
Other:
Compensation expense - deferred compensation plan (6)	20	(119)	(7)
Stock-based compensation expense	(1,277)	(1,525)	(1,346)
Expenses related to shareholder activities (6)	(2,576)	—	—
Non-GAAP SG&A expenses	24,597	22,449	23,601

GAAP interest income and other, net	2,000	676	44
Loss (gain) on deferred compensation plan securities (6)	314	(798)	(45)
Life insurance proceeds received (7)	(2,313)	—	—
Non-GAAP interest income and other, net	1	(122)	(1)

GAAP provision (benefit) for income taxes continuing operations	(3,986)	(908)	967
Tax effects of Non-GAAP adjustments	5,677	1,405	472
Non-GAAP provision (benefit) for income taxes continuing operations	1,691	497	1,439

(1) Consists of costs incurred in connection with merger and acquisition-related activities, including legal, accounting and other consulting fees.
(2) Consists of a accrued deferred closing date fee associated with the acquisition of NXP’s high-speed data converter assets.
(3) Consists of an impairment charge related to a note receivable and subsequent recoveries.
(4) Consists of ongoing costs associated with the exit of our leased and owned facilities.
(5) Consists of costs incurred in connection with the transition of our wafer fabrication processes in Oregon facility to TSMC.
(6) This adjustment reflects the expenses in response to our activities and inquiries of Starboard Value LP.
(7) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan and life insurance proceeds received to this trust.

(8) For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands)	July 1,	April 1,
	2012	2012
ASSETS
Current assets:
Cash and cash equivalents	$108,776	$134,924
Short-term investments	176,408	190,535
Accounts receivable, net	64,278	60,609
Inventories	66,938	71,780
Prepaid and other current assets	24,189	23,684
Total current assets	440,589	481,532

Property, plant and equipment, net	73,600	69,984
Goodwill	132,109	96,092
Acquisition-related intangibles	51,758	40,548
Other assets	34,329	29,478
TOTAL ASSETS	$732,385	$717,634

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$25,061	$25,211
Accrued compensation and related expenses	26,753	26,156
Deferred income on shipments to distributors	12,861	14,263
Deferred taxes liabilities	497	421
Other accrued liabilities	16,112	13,443
Total current liabilities	81,284	79,494

Deferred tax liabilities	5,897	1,552
Long term income taxes payable	664	706
Other long term obligations	23,523	16,493
Total liabilities	111,368	98,245

Stockholders' equity	621,017	619,389
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$732,385	$717,634